UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2005



                              REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                      0-19294                  51-0265872
  (State or other              (Commission File         (I.R.S. Employer
  jurisdiction of                   Number)               Identification
 incorporation)                                               Number)



           7733 Forsyth Boulevard
                23rd Floor
          St. Louis, Missouri                                 63105
(Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (314) 863-7422


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     Effective November 2, 2005, Jeff A. Zadoks was named Interim Chief Accounting Officer of the Company. This designation is in recognition of added responsibilities assumed by Mr. Zadoks as the Company continues its previously announced search for a new Senior Vice President and Chief Financial Officer. Mr. Zadoks will report to Mark A. Bogovich, Interim Chief Financial Officer.

     Mr. Zadoks, who is 40 years of age, was named Vice President and Corporate Controller of the Company in December 2003. He will continue to perform the duties of this position while also performing the role of Interim Chief Accounting Officer. Prior to joining the Company in December 2003, Mr. Zadoks had been Corporate Controller of MEMC Electronic Materials, Inc. since April 1999.



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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2005

                                       REHABCARE GROUP, INC.



                            By:  /s/   Mark A. Bogovich
                               ----------------------------------------
                                Mark A. Bogovich
                                Vice President, Interim Chief
                                Financial Officer